 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2005

HESPERIA HOLDING, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-30085	88-0453327
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

9780 E. Avenue
Hesperia, CA	92345
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 947-1378

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Explanatory Note

This Form 8-K/A amends the Form 8-K filed on August 9, 2005 to include language required by Item 304(a)(1)(iv)(A).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 4 – Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

The Registrant has appointed Malone & Bailey, PC, as the Registrant's independent accountants for the year ending December 31, 2005. This is a change in accountants recommended by the Registrant's Executive Management and approved by the Registrant's Board of Directors. Malone & Bailey, PC was engaged by the Registrant on July 26, 2005. During the most recent two fiscal years and during the portion of 2005 preceding the Board's decision, neither the Company, nor anyone engaged on its behalf, has consulted with Malone & Bailey, PC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The reports of Russell Bedford Stefanou Mirchandani LLP on the Registrant’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for Russell Bedford Stefanou Mirchandani LLP’s issuance of a going concern opinions on the financial statements for the fiscal year ended December 31, 2004. From July 17, 2003 through July 25, 2005, which includes that two most recent fiscal years and any subsequent interim periods, when Russell Bedford Stefanou Mirchandani LLP resigned as the Registrant’s independent accountant, there were no disagreements between the Registrant and Russell Bedford Stefanou Mirchandani LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Russell Bedford Stefanou Mirchandani LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Russell Bedford Stefanou Mirchandani LLP, as the independent accountants of the Registrant.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits

EXHIBITS

Exhibit Number	Description
(16)	Letter form Russell Bedford Stefanou Mirchandani LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESPERIA HOLDING, INC.

By: /s/ Williams Nalls

Williams Nalls, Chief Operating Officer

Date: August 29, 2005